ANNUAL REPORT   DECEMBER 31, 2000

Prudential
High Yield Fund, Inc.

Fund Type Junk bond

Objective Current income and capital appreciation (as a secondary objective)

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

                     (LOGO)

Investment Goals and Style
The Prudential High Yield Fund's primary investment objective is to maximize current income. To achieve its objective, the Fund invests in a diversified portfolio of high-yield, fixed-income securities. As a secondary investment objective, the Fund seeks capital appreciation. The Fund invests primarily in bonds rated Ba/BB or lower by independent nationally recognized statistical rating organizations or in nonrated securities of comparable quality, that is, junk bonds. Junk bonds are subject to greater risk of default of payment of principal and interest than investment-grade bonds. There can be no assurance that the Fund will achieve its investment objectives.

Credit Quality
   Expressed as a percentage of
total investments* as of 12/31/00
      3.2%   Baa
      15.6   Ba
      60.9   B
       1.2   Caa or lower
       5.0   Not Rated
       8.0   Equities & Other
       6.1   Cash & Equivalents

* Excludes cash received as a result of securities on loan.

Ten Largest Issuers
   Expressed as a percentage of
   net assets as of 12/31/00
   3.5%  CSC Holdings, Inc.
   3.3   Nextel Communications, Inc.
   2.5   Conseco Inc.
   2.4   Level 3 Communications, Inc.
   2.3   Allied Waste North America, Inc.
   2.0   Adelphia Communications Corp.
   1.6   Voicestream Wireless Corp.
   1.6   Columbia/HCA Healthcare Corp.
   1.6   United Pan-Europe
         Communications, Inc.
   1.5   Global Crossings Holdings Ltd.

Holdings are subject to change.

www.prudential.com     (800) 225-1852
Performance at a Glance

Cumulative Total Returns1                 As of 12/31/00
               One    Five      Ten      Since
               Year   Years    Years   Inception2
Class A       -6.88%  22.13%   157.86%   133.90%
Class B       -7.28   18.83    143.38    503.56
Class C       -7.28   18.83     N/A       38.51
Class Z       -6.58    N/A      N/A       19.15
Lipper High
Current Yield
Fund Avg.3    -8.38   18.82    160.96     ***

Average Annual Total Returns1             As of 12/31/00
              One     Five     Ten      Since
              Year    Years   Years   Inception2
Class A      -10.60%  3.23%   9.49%      7.67%
Class B      -12.28   3.34    9.30       8.61
Class C       -9.21   3.30    N/A        5.04
Class Z       -6.58    N/A    N/A        3.69

Distributions and Yields   As of 12/31/00
          Total Distributions   30-Day
          Paid for 12 Months   SEC Yield
Class A        $0.70             12.01%
Class B        $0.66             12.02
Class C        $0.66             11.90
Class Z        $0.72             12.78

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase.
Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 3/29/79; Class
C, 8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the High Current Yield Fund category. The Lipper average is unmanaged. Funds in the High Current Yield category aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt securities.

*** Lipper Since Inception returns are 141.98% for Class A,
589.83% for Class B, 35.37% for Class C, and 15.37% for
Class Z, based on all funds in each share class.

(LOGO)                            February 15, 2001

Dear Shareholder,
The U.S. fixed-income market behaved in a very logical fashion in 2000. In a year in which the U.S. economic expansion weakened dramatically, prices of high-yield bonds--the riskiest sector of the market--declined sharply, while prices of conservative securities such as U.S. Treasuries climbed solidly.

Prudential's High Yield Sector team took steps to minimize the negative impact of this flight-to-quality trend on the performance of the Prudential High Yield Fund. We discuss the team's investment strategy and developments in the U.S.
fixed-income market on the following pages. As always, we appreciate your continued confidence in Prudential mutual funds, and look forward to serving your future investment needs.

DIVIDEND ADJUSTMENT
The Fund is changing to a floating-rate dividend from a fixed-rate dividend in April 2001. This adjustment will allow the team greater flexibility to react appropriately to different market conditions. In the past, the Fund at times returned to shareholders a portion of the capital they originally invested if adverse market conditions left the Fund unable to generate enough income to meet its fixed dividend. Please read the enclosed letter for a more detailed explanation of this change.

Sincerely,


David R. Odenath, Jr., President
Prudential High Yield Fund, Inc.

Prudential High Yield Fund, Inc.
Annual Report   December 31, 2000

Investment Adviser's Report
The year 2000 was tough on high-yield bonds. In the first six months, increases in short-term rates by the Federal Reserve Board (the Fed) hurt prices in all U.S. bond markets. In the second six months, concern that a sluggish U.S. economy could worsen corporate credit problems led many investors to shift money out of junk bonds into safer securities such as U.S. Treasuries.

Under such difficult market conditions, the Fund's Class A shares returned a negative 6.88% for the year compared with a negative 8.38% for its benchmark Lipper Average. However, including the initial sales charge, the Class A shares posted a negative return of 10.60% for the 12-month period. The Lipper Average is not subject to sales charges.

The Fed increased short-term interest rates in February, March, and May 2000. (It had also boosted rates three times the previous year.) Raising short-term rates can curb economic growth by encouraging higher borrowing costs for businesses and consumers. The Fed wanted the economy to gradually lose steam because it worried that a rapidly expanding economy might boost inflation.

Anticipation of the Fed rate hikes led investors to demand higher yields (and lower prices) on junk bonds and other debt securities. Later in the year, this bearish trend intensified in the high-yield market. The impact of repeated Fed rate hikes, higher energy costs, and tumbling stock prices slowed economic growth so much that there was fear the economy might sink into a recession.

Not surprisingly, this weaker economic climate saw a growing number of companies default or miss interest and principal payments on their junk bonds. Some of these bonds had been issued in the late 1990s, when liberal underwriting practices on Wall Street allowed too many lower-quality firms to raise money through issuance of high-yield bonds.

Prudential High Yield Fund, Inc.
Annual Report   December 31, 2000

STEPS TAKEN TO IMPROVE FUND'S CREDIT QUALITY
In light of deteriorating conditions in the junk bond market, we took steps to improve the credit-quality profile of the Fund by selling some of its riskier debt securities and maintaining a substantial position in higher-quality junk bonds. We reduced nonrated bonds and bonds rated Caa and lower to 6.20% of the Fund's total investments as of December 31, 2000--down from 11.70% as of December 31, 1999. We believe cutting this exposure helped the Fund's performance because prices of lower-quality junk bonds declined far more than prices of higher-quality junk bonds in 2000, based on the Lehman Brothers U.S. Corporate High Yield Index (the Index).

Although we sold some of the Fund's lower-quality debt securities, the Fund owned bonds that defaulted, such as those of steel maker LTV Corp. For the year, the Fund's default rate was 2.30% of the market value of its portfolio. This was well below Moody's Investors Service's 6.21% trailing 12-month default rate of issuers, which is the industry benchmark.

Meanwhile, there was solid demand for bonds rated BB (or its equivalent Ba)--the highest rating category in the junk bond market. A closer look at the Index shows that BB-rated bonds returned 4.05% in 2000. But because of the poor performance of lesser-rated junk bonds, the Index posted a negative return overall for the year. We maintained a considerable exposure to bonds rated Ba, which rose as high as 22.50% of the Fund's total investments during the period.

FAVORING A DEFENSIVE INVESTMENT STRATEGY
As for sector selection, we attempted to enhance the Fund's performance by adopting a more defensive posture, favoring industries that tend to do well even if the economy slumps.
One example is the cable television industry, which usually does not show significant earnings fluctuations even during tough economic times. We increased the Fund's holdings of cable television bonds to 9.90% of its total investments as of December 31, 2000, from 6.70% a year earlier. Meanwhile, we cut the Fund's exposure to the bonds of cyclical industries, such as metals and retailing, that suffer when the economy weakens.

www.prudential.com               (800) 225-1852

Telecommunications bonds, roughly 22.00% of the high-yield market, also performed poorly. Many telecom firms borrowed heavily to build new systems in recent years. However, investors grew increasingly selective about lending money to telecom companies in 2000, which left some firms strapped for cash. The Fund had little exposure to the bonds of lower-quality telecom companies, but emphasized the bonds of higher-quality firms that are more easily traded. Telecom bonds were 21.50% of the Fund's total investments as of December 31, 2000.

LOOKING AHEAD
In January 2001, the Fed reduced short-term rates by a total of one percentage point. The central bank's rate cuts were intended to revitalize the sagging economy by encouraging lower borrowing costs for consumers and businesses.

!!!!!!!!!!
Because the economy continues to "flirt" with recession, the Fed is widely expected to continue easing monetary policy. Consequently, investors have begun to accept lower yields (and pay higher prices) for junk bonds and other riskier assets, with the view that a lower-rate environment will eventually bolster economic growth.

Another sign of improving sentiment is a sharp increase in the issuance of high-yield bonds in January 2001. We see particularly good value in newly issued junk bonds. Because of the dismal performance of high-yield bonds in 2000, only better-quality high-yield issuers have been allowed access to the market in 2001. These newly issued junk bonds carry attractive yields that have not been available in the high-yield market for some time.

Prudential High Yield Fund Management Team

Prudential High Yield Fund, Inc.
Annual Report   December 31, 2000

Financial
   Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  92.3%
Corporate Bonds  84.1%
----------------------------------------------------------------------------------------
Aerospace  0.2%
BE Aerospace, Inc., Sr.
 Sub. Notes                     B2               9.50%       11/01/08   $   3,500(g)    $     3,456,250
Compass Aerospace Corp.,
 Sr. Sub. Notes                 B3               10.125      4/15/05        3,250(e)            487,500
Sequa Corp., Sr. Notes          Ba2              9.00        8/01/09          510               504,900
                                                                                        ---------------
                                                                                              4,448,650
----------------------------------------------------------------------------------------
Automotive Parts  0.4%
Hayes Lemmerz International,
 Inc., Sr. Sub. Notes, Ser. B   B2               8.25        12/15/08       5,750             3,565,000
Stanadyne Automotive Corp.,
 Sr. Sub. Notes                 B(a)             10.25       12/15/07       2,780             2,168,400
Venture Holdings,
 Sr. Notes                      B2               9.50        7/01/05       14,365             5,602,350
                                                                                        ---------------
                                                                                             11,335,750
----------------------------------------------------------------------------------------
Broadcasting & Other Media  2.9%
American Lawyer Media, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 12/15/02)               CCC+(a)          12.25       12/15/08      10,500             6,352,500
Fox Family Worldwide, Inc.,
 Sr. Notes                      B1               9.25        11/01/07       6,255             6,317,550
 Sr. Disc. Notes
 Zero Coupon (until 11/1/02)    B1               10.25       11/01/07      18,000            14,490,000
Globo Communicacoes (Brazil),
 Sr. Notes                      B1               10.50       12/20/06       6,000(i)          5,220,000
Liberty Group Publishing, Inc.,
 Sr. Sub. Notes                 CCC+(a)          9.375       2/01/08        6,550             4,912,500
 Sr. Disc. Deb.,
 Zero Coupon (until 2/1/03)     CCC+(a)          11.625      2/01/09        5,625             2,756,250

    See Notes to Financial Statements                                      7

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Lin Holdings Corp.,
 Sr. Disc. Notes,
 Zero Coupon (until 3/1/03)     B3               10.00%      3/01/08    $  17,405       $    12,444,575
Mail-Well Corp.,
 Sr. Sub. Notes                 B1               8.75        12/15/08       8,900             6,230,000
Paxson Communications Corp.,
 Sr. Sub. Notes                 B3               11.625      10/01/02       5,295             5,347,950
Spectrasite Holdings, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 4/15/04)    B3               11.25       4/15/09        5,500             2,997,500
Sun Media Corp. (Canada),
 Sr. Sub. Notes                 B1               9.50        5/15/07        9,522(i)          9,236,340
                                                                                        ---------------
                                                                                             76,305,165
----------------------------------------------------------------------------------------
Building & Related Industries  0.3%
Ainsworth Lumber Ltd.,
 Sr. Notes                      B2               12.50       7/15/07        2,735(g)          2,270,050
American Builders,
 Sr. Sub. Notes                 B3               10.625      5/15/07        2,275             1,820,000
Congoleum Corp.,
 Sr. Notes                      B2               8.625       8/01/08        4,000             1,920,000
Kaufman & Broad Home Corp.,
 Sr. Sub. Notes                 Ba3              9.625       11/15/06       2,625             2,520,000
Kevco, Inc., Sr. Sub. Notes     Ca               10.375      12/01/07       3,145(e)            534,650
                                                                                        ---------------
                                                                                              9,064,700
----------------------------------------------------------------------------------------
Cable  10.1%
Adelphia Communications Corp.,
 Sr. Notes                      B2               10.50       7/15/04       11,300            11,074,000
 Sr. Notes                      B2               9.50        3/01/05       12,000            10,980,000
 Sr. Notes, Ser. B              B2               9.875       3/01/07        7,000             6,475,000
 Sr. Notes                      B2               10.875      10/01/10      19,420(g)         18,740,300

    8                                      See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Avalon Cable Holdings LLC,
 Sr. Disc. Notes,
 Zero Coupon (until 12/1/03)    B2               11.875%     12/01/08   $   8,000       $     5,280,000
Calair Capital Corp.,
 Sr. Notes                      Ba2              8.125       4/01/08        1,600             1,454,000
Callahan Nordrhein Westfalen,
 Sr. Disc. Notes,
 Zero Coupon (until 7/15/05)    B-(a)            16.00       7/15/10       15,000             6,000,000
 Sr. Notes                      B3               14.00       7/15/10       15,000(g)         13,200,000
Century Communications Corp.,
 Sr. Notes                      B2               Zero        3/15/03        2,000             1,500,000
Charter Communications
 Holdings LLC,
 Sr. Disc. Notes, Zero Coupon
 (until 1/15/05)                B2               11.75       1/15/10        8,375             4,815,625
 Sr. Notes                      B2               10.25       1/15/10       15,600(g)         15,054,000
 Sr. Notes                      B2               10.00       4/01/09        3,500             3,360,000
Classic Cable, Inc.,
 Sr. Sub. Notes                 B3               9.375       8/01/09        2,850             1,140,000
Coaxial Communications, Inc.,
 Sr. Notes                      B3               10.00       8/15/06        5,750             5,462,500
Comcast UK Cable Corp.
 (United Kingdom),
 Sr. Disc. Deb., Zero Coupon
 (until 11/15/00)               B2               11.20       11/15/07      12,000(i)         10,320,000
CSC Holdings, Inc.,
 Sr. Sub. Deb.                  Ba3              10.50       5/15/16        7,635             8,322,150
Diamond Cable Co.
 (United Kingdom),
 Sr. Disc. Notes,
 Zero Coupon (until 3/31/00)    B2               13.25       9/30/04        8,010(i)          7,529,400
 Sr. Disc. Notes,
 Zero Coupon (until 12/15/00)   B2               11.75       12/15/05       9,275(i)          8,625,750

    See Notes to Financial Statements                                      9

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
International Cabletel, Inc.,
 Sr. Disc. Notes                B3               12.75%      4/15/05    $  19,450       $    18,672,000
 Sr. Def'd Coupon Notes,
 Ser. B, Zero Coupon
 (until 2/1/01)                 B3               11.50       2/01/06        5,000             4,287,500
Mediacom Capital Corp. LLC,
 Sr. Notes                      B2               7.875       2/15/11       11,250             9,478,125
Multicanal S.A. (Argentina),
 Sr. Notes                      B1               13.125      4/15/09        1,113(g)(i)         879,270
NTL, Inc. (United Kingdom),
 Sr. Notes, Zero Coupon
 (until 4/1/03)                 B2               9.75        4/01/08       25,500(g)(i)      14,025,000
 Sr. Notes, Zero Coupon
 (until 10/1/03)                B2               12.375      10/01/08      18,875(i)         10,570,000
Telewest Communication Plc
 (United Kingdom),
 Sr. Disc. Deb., Zero Coupon
 (until 10/1/00)                B1               11.00       10/01/07       7,400(i)          6,549,000
 Sr. Disc. Notes Zero Coupon
 (until 2/1/05)                 B1               11.375      2/01/10       22,970(g)(i)      10,336,500
TVN Entertainment Corp.,
 Sr. Notes, Ser. B
 (cost $5,615,000; purchased
 7/24/98)                       NR               14.00       8/01/08        5,615(b)(d)       1,965,250
United Int'l. Holdings, Inc.,
 Sr. Disc. Notes, Zero Coupon
 (until 2/15/03)                B3               10.75       2/15/08       25,900(g)         10,619,000
United Pan-Europe
 Communications, Inc.,
 Sr. Disc. Notes                B2               Zero        8/01/09       21,585             6,691,350
 Sr. Notes                      B2               10.875      8/01/09       28,980            18,837,000
 Sr. Disc. Notes                B2               Zero        2/01/10       10,000             2,900,000
 Sr. Notes                      B2               11.25       2/01/10       19,500            12,675,000
                                                                                        ---------------
                                                                                            267,817,720

    10                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Capital Goods  2.6%
Allied Waste
 North America, Inc.,
 Sr. Notes                      Ba3              7.625%      1/01/06    $   8,525       $     8,098,750
 Sr. Notes                      Ba3              7.875       1/01/09       28,700            26,691,000
 Sr. Sub. Notes                 B2               10.00       8/01/09       24,955            23,332,925
 Sr. Deb.                       Ba3              7.40        9/15/35        4,080             2,937,600
Veritas DGC, Inc., Sr. Notes    Ba3              9.75        10/15/03       6,300             6,363,000
                                                                                        ---------------
                                                                                             67,423,275
----------------------------------------------------------------------------------------
Casinos  4.8%
Boyd Gaming Corp.,
 Sr. Sub. Notes                 B1               9.50        7/15/07          985               896,350
Circus Circus Enterprises,
 Inc., Sr. Sub. Deb.            Ba3              7.625       7/15/13        2,850             2,251,500
Coast Hotels & Casinos, Inc.,
 Sr. Sub. Notes                 B3               9.50        4/01/09        2,055(g)          1,972,800
Fitzgeralds Gaming Corp.,
 Sr. Notes;
 (cost $13,838,440; purchased
 12/22/97)                      B3               12.25       12/15/04      14,054(b)(e)       7,870,007
Harveys Casino Resorts,
 Sr. Sub. Notes                 B2               10.625      6/01/06        7,285             7,467,125
Hollywood Casino Corp.,
 Sr. Sub Notes                  B3               11.25       5/01/07        6,415             6,639,525
Hollywood Park, Inc.,
 Gtd. Notes                     B2               9.25        2/15/07       17,800            17,800,000
Horseshoe Gaming LLC.,
 Sr. Sub. Notes                 B2               8.625       5/15/09        7,450             7,189,250
Mandalay Resort Group,
 Sr. Notes                      Ba3              6.45        2/01/06        2,925             2,676,697
 Sr. Notes                      Ba2              9.50        8/01/08        3,500(g)          3,500,000
 Sr. Sub. Notes, Ser. B         Ba3              10.25       8/01/07       13,500(g)         13,398,750
 Sr. Sub. Deb.                  Ba2              6.70        11/15/96       9,595             9,175,700
Park Place Entertainment
 Corp., Sr. Sub. Notes          Ba2              9.375       2/15/07        3,375             3,476,250

    See Notes to Financial Statements                                     11

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Station Casinos, Inc.,
 Sr. Sub. Notes                 B1               10.125%     3/15/06    $   2,075       $     2,137,250
 Sr. Sub. Notes                 B1               9.75        4/15/07          410               415,125
 Sr. Sub. Notes                 B1               9.875       7/01/10        7,650             7,860,375
Sun Int'l. Hotels Ltd,
 Sr. Sub. Notes                 B1               8.625       12/15/07       6,000             5,460,000
Trump Atlantic City Assocs.,
 First Mtge. Notes              B3               11.25       5/01/06       13,300             8,626,500
Venetian Casino Resort LLC,
 Gtd. First Mtge. Notes         B(a)             12.25       11/15/04      17,435(g)         17,522,175
                                                                                        ---------------
                                                                                            126,335,379
----------------------------------------------------------------------------------------
Chemicals  2.3%
Hercules, Inc., Sr. Notes       Ba2              11.125      11/15/07       3,000             3,000,000
Huntsman ICI Chemicals LLC,
 Sr. Sub. Notes                 B2               10.125      7/01/09       11,125            10,680,000
Lyondell Chemical Co.,
 Sr. Sec'd Notes                Ba3              9.875       5/01/07        7,445             7,221,650
 Sr. Sub. Notes                 B2               10.875      5/01/09       16,950(g)         15,975,375
NL Industries, Inc.,
 Sr. Sec'd. Notes               B1               11.75       10/15/03         579               587,685
Polymer Group, Inc.,
 Sr. Sub. Notes, Ser. B         B3               9.00        7/01/07        1,000(g)            660,000
 Sr. Sub. Notes                 B3               8.75        3/01/08        9,110             5,830,400
Sterling Chemical Holdings,
 Inc.,
 Sr. Sub. Notes                 B3               11.75       8/15/06        3,700             1,757,500
 Sr. Sec'd Notes                B3               12.375      7/15/06       14,595            13,281,450
Texas Petrochemicals Corp.,
 Sr. Sub. Notes                 Caa1             11.125      7/01/06        2,000             1,600,000
                                                                                        ---------------
                                                                                             60,594,060
----------------------------------------------------------------------------------------
Computer Services  0.1%
Globix Corp., Sr. Notes         B(a)             12.50       2/01/10        8,190             2,866,500
                                                                                        ---------------

    12                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Consumer Products  1.1%
Consumers Int'l., Inc.,
 Sr. Sec'd. Notes               B3               10.25%      4/01/05    $  16,375       $     2,128,750
Corning Consumer Prod. Co.,
 Sr. Sub. Notes                 B3               9.625       5/01/08        5,030             1,156,900
Desa Int'l., Inc.,
 Sr. Sub. Notes                 Caa1             9.875       12/15/07      10,750             6,665,000
Holmes Prod. Corp.,
 Sr. Sub. Notes                 B3               9.875       11/15/07       8,000             2,880,000
Norampac, Inc., Sr. Notes       B1               9.50        2/01/08        2,080             2,074,800
Viasystems, Inc.,
 Sr. Sub. Notes                 B3               9.75        6/01/07       10,625             8,393,750
Windmere Durable
 Holdings, Inc., Sr. Notes      B3               10.00       7/31/08        6,915             5,808,600
                                                                                        ---------------
                                                                                             29,107,800
----------------------------------------------------------------------------------------
Containers  0.7%
Gaylord Container Corp.,
 Sr. Notes                      Caa1             9.75        6/15/07        5,000             3,200,000
Owens Illinois, Inc.,
 Sr. Notes                      B1               7.85        5/15/04          325               195,000
 Sr. Notes                      B1               7.15        5/15/05        6,270             3,573,900
 Sr. Deb.                       B1               7.80        5/15/10        2,585             1,357,125
 Sr. Deb.                       B1               7.80        5/15/18       12,000             5,640,000
US Can Corp., Sr. Sub. Notes    B3               12.375      10/01/10       3,720             3,682,800
                                                                                        ---------------
                                                                                             17,648,825
----------------------------------------------------------------------------------------
Drugs & Health Care  7.4%
Abbey Healthcare Group, Inc.,
 Sr. Sub. Notes                 B2               9.50        11/01/02       9,470(g)          9,422,650
Bio Rad Labs, Inc.,
 Sr. Sub. Notes                 B2               11.625      2/15/07        5,385             5,533,088
Columbia/HCA
 Healthcare Corp.,
 Notes                          Ba2              9.00        12/15/14       4,000             4,110,000

    See Notes to Financial Statements                                     13

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Notes                          Ba2              7.69%       6/15/25    $  11,140       $     9,844,975
 Deb.                           Ba2              7.05        12/01/27       9,160             7,328,000
 Notes                          Ba2              7.75        7/15/36        5,350             4,520,750
 Notes                          Ba2              6.63        7/15/45        2,775             2,706,624
 Deb.                           Ba2              7.50        11/15/95      18,130            14,368,025
Concentra Operating Corp.,
 Sr. Sub. Notes                 B3               13.00       8/15/09       14,000            12,110,000
Conseco, Inc.,
 Sub. Notes                     B1               7.60        6/21/01       16,550(g)         15,970,750
 Sub. Notes                     B1               8.50        10/15/02      24,800            21,452,000
 Sub. Notes                     B1               8.75        2/09/04       37,350(g)         27,265,500
Fresenius Med. Care Capital
 Trust, Gtd. Notes              B+(a)            9.00        12/01/06      30,365            29,302,225
Harborside Healthcare Corp.,
 Sr. Sub. Disc. Notes,
 Zero Coupon (until 8/1/03)     B3               11.00       8/01/08       11,750             2,350,000
ICN Pharmaceuticals, Inc.,
 Sr. Notes                      Ba3              8.75        11/15/08      12,965            13,159,475
Integrated Health Svcs, Inc.,
 Sr. Sub. Notes                 D                10.25       4/30/06       11,350(e)             99,313
Lifepoint Hospitals
 Holdings., Inc.,
 Sr. Sub. Notes                 B3               10.75       5/15/09        5,345             5,772,600
Mariner Post Acute Network,
 Inc.,
 Sr. Sub. Disc. Notes,
 Zero Coupon (until 11/1/02)    D                10.50       11/01/07      14,240(e)            142,400
 Sr. Sub. Notes                 D                9.50        11/01/07       3,000(e)             30,000
Triad Hospitals Holdings,
 Inc., Sr. Sub. Notes           B3               11.00       5/15/09        8,800(g)          9,240,000
                                                                                        ---------------
                                                                                            194,728,375
----------------------------------------------------------------------------------------
Energy  7.6%
AES Corp.,
 Sr. Sub. Notes                 Ba1              10.25       7/15/06       23,000            23,718,750

    14                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
AES Drax Energy Ltd.
 (United Kingdom),
 Sr. Sec. Notes 144A            Ba2              11.50%      8/30/10    $  12,650(i)    $    13,156,000
 Sr. Sec. Notes 144A            Baa3             10.41       12/31/20      25,340(i)         26,353,600
Canadian Forest Oil Ltd.
 (Canada), Sr. Sub. Notes       B2               8.75        9/15/07        8,085(i)          7,963,725
CMS Energy Corp., Sr. Notes     Ba3              8.375       7/01/03        1,500             1,475,550
Comstock Resources, Inc.,
 Sr. Notes                      B2               11.25       5/01/07          970             1,001,525
Eott Energy Partners,
 Sr. Notes                      Ba2              11.00       10/01/09       1,420             1,469,700
Houston Expl. Co.,
 Sr. Sub. Notes                 B2               8.625       1/01/08       10,910            10,473,600
Leviathan Gas
 Pipeline/Finance Corp., Sr.
 Sub. Notes                     Ba2              10.375      6/01/09        4,400             4,614,500
Orion Power Holdings, Inc.,
 Sr. Notes                      Ba3              12.00       5/01/10       25,000            26,750,000
Plains Resources, Inc.,
 Sr. Sub. Notes                 B2               10.25       3/15/06        2,590             2,583,525
Pogo Producing Co.,
 Sr. Sub. Notes                 B2               8.75        5/15/07       13,600            13,396,000
R & B Falcon Corp., Sr. Notes   Ba3              12.25       3/15/06        2,290             2,702,200
RBF Finance Co.,
 Sr. Sec'd Notes                Ba3              11.375      3/15/09        3,500             4,042,500
Reliant Energy Mid-Atlantic,
 Pass-through Certs. 144A       Baa3             9.681       7/02/26        8,900             8,666,375
Swift Energy Co.,
 Sr. Sub. Notes                 B2               10.25       8/01/09       10,430            10,716,825
Tesoro Petroleum Corp.,
 Sr. Sub. Notes                 B1               9.00        7/01/08       14,200            13,667,500
Universal Compression
 Holdings, Sr. Disc. Notes,
 Zero Coupon (until 2/15/03)    B2               9.875       2/15/08       22,850            18,508,500

    See Notes to Financial Statements                                     15

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
York Power Funding
 (Cayman Islands),
 Sr. Sec'd. Notes               Ba3              12.00%      10/30/07   $   9,844(i)    $     9,647,120
                                                                                        ---------------
                                                                                            200,907,495
----------------------------------------------------------------------------------------
Financial Services  3.2%
Americredit Corp.,
 Gtd. Sr. Sub. Notes            Ba1              9.25        2/01/04        9,000             8,550,000
 Sr. Notes                      Ba1              9.875       4/15/06        2,500(g)          2,350,000
Delta Financial Corp.,
 Sr. Notes,
 (cost $7,273,408; purchased
 7/18/97)                       Caa2             9.50        8/01/04        7,320(b)          3,294,000
Hanvit Bank, Sr. Notes          Ba3              12.75       3/01/10        5,000             4,975,000
Metris Cos., Inc., Sr. Notes    Ba3              10.125      7/15/06        4,550             3,867,500
Midland Funding II Corp.,
 Deb.                           Ba3              13.25       7/23/06       13,200            14,616,228
 Sec. Lease Oblig.
 Bond, Ser. A                   Ba3              11.75       7/23/05       18,525            19,620,383
Octagon Investment
 Participating Ltd.,
 Sr. Sec'd Notes,
 (cost $5,000,000; purchased
 12/7/99)                       NR               13.06       12/14/11       5,000(b)          4,999,000
PX Escrow Corp.,
 Sr. Sub. Disc. Notes,
 Zero Coupon (until 2/1/02)     B3               9.625       2/01/06        5,515             1,378,750
Sovereign Bancorp, Inc.,
 Sr. Notes                      Ba3              10.25       5/15/04        2,070             2,027,420
 Sr. Notes                      Ba3              10.50       11/15/06       7,930             7,890,350
Stanfield RMF,
 Sr. Notes, Ser. D,
 (cost $5,000,000; purchased
 4/19/00)                       NR               12.838      4/15/15        5,000(b)          5,000,000
Western Financial Bank,
 F.S.B.,
 Sub. Cap. Deb.                 B2               8.875       8/01/07        5,345             4,997,575
                                                                                        ---------------
                                                                                             83,566,206

    16                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Food & Beverage  2.2%
Agrilink Foods, Inc.,
 Sr. Sub. Notes                 B3               11.875%     11/01/08   $   7,720       $     4,940,800
Ameriking, Inc., Sr. Notes      B3               10.75       12/01/06       3,200             1,280,000
Carrols Corp., Sr. Sub. Notes   B3               9.50        12/01/08      13,560             8,814,000
Container Corp. of America
 Sr. Notes                      B2               11.25       5/01/04        6,450             6,433,875
Cott Corp., Sr. Notes           B1               8.50        5/01/07        4,453             4,185,820
Del Monte Foods Co.,
 Sr. Disc. Notes,
 Zero Coupon (until 12/15/02)   B(a)             12.50       12/15/07       1,650             1,254,000
Fresh Foods, Inc.,
 Sr. Sub. Notes                 B3               10.75       6/01/06        9,200             3,680,000
Grupo Azucarero, S.A.
 (Mexico), Sr. Notes,
 (cost $7,128,717; purchased
 1/23/98)                       D                11.50       1/15/05        7,250 b)(e)(i)         725,000
Packaged Ice, Inc., Sr. Notes   B3               9.75        2/01/05        9,640             7,712,000
Pilgrim's Pride Corp.,
 Sr. Sub. Notes                 B1               10.875      8/01/03          967               937,990
PSF Holdings LLC,
 Sr. Sec'd. Notes,
 (cost $12,299,472; purchased
 5/20/94)                       NR               11.00       9/17/03       12,299(b)(f)      12,422,467
Sbarro, Inc., Sr. Notes         Ba3              11.00       9/15/09        4,000             4,010,000
Vlasic Foods Int'l., Inc.,
 Sr. Sub. Notes                 D                10.25       7/01/09        5,435(e)          1,087,000
                                                                                        ---------------
                                                                                             57,482,952
----------------------------------------------------------------------------------------
Industrials  1.4%
Collins & Aikman Products
 Co., Sr. Sub. Notes            B2               11.50       4/15/06        3,100             2,387,000
Eagle Picher Holdings, Inc.,
 Sr. Sub. Notes                 B3               9.375       3/01/08       11,000             7,370,000
Gentek, Inc., Sr. Sub. Notes    B2               11.00       8/01/09       12,570            12,570,000

    See Notes to Financial Statements                                     17

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp.,
 Sr. Sub. Notes                 B3               10.25%      5/15/08    $   5,000       $     2,587,500
Motors & Gears, Inc.,
 Sr. Notes                      B3               10.75       11/15/06       7,435             6,914,550
Sun World Int'l., Inc.,
 First Mtge.                    B2               11.25       4/15/04        1,440             1,339,200
Thermadyne Holdings,
 Sr. Disc. Notes,
 Zero Coupon (until 6/1/03)     CCC+(a)          12.50       6/01/08        2,000                80,000
 Sr. Sub. Notes                 B3               9.875       6/01/08        6,545             4,254,250
                                                                                        ---------------
                                                                                             37,502,500
----------------------------------------------------------------------------------------
Leisure & Tourism  3.4%
Alliance Atlantis Commerce,
 Inc., Sr. Sub. Notes           B2               13.00       12/15/09      13,920            13,798,200
Bally's Health & Tennis
 Corp., Notes Ser. C            B3               9.875       10/15/07      18,840(g)         17,427,000
Extended Stay America, Inc.,
 Sr. Sub. Notes                 B2               9.15        3/15/08        6,050             5,566,000
Felcor Suites LP,
 Gtd. Sr. Notes                 Ba2              7.375       10/01/04       7,435             6,970,313
Hilton Hotels Corp., Sr.
 Notes                          Baa3             7.50        12/15/17       6,695             6,056,230
HMH Properties, Inc.,
 Sr. Notes                      Ba2              7.875       8/01/08        8,590             8,139,025
 Sr. Notes                      Ba2              8.45        12/01/08       6,000             5,790,000
Premier Parks, Inc., Sr.
 Notes                          B3               9.75        6/15/07        2,575             2,472,000
Six Flags Entertainment
 Corp., Gtd. Sr. Notes          B2               8.875       4/01/06        7,300             6,971,500
Starwood Hotel & Resorts        Ba1              7.375       11/15/15       7,000             6,333,530
Yankeenets LLC, Sr. Notes,
 (cost $10,000,000; purchased
 3/9/00)                        B1               12.75       3/01/07       10,000(b)          9,750,000
                                                                                        ---------------
                                                                                             89,273,798
----------------------------------------------------------------------------------------
Miscellaneous Services  1.2%
Coinstar, Inc., Sr. Disc.
 Notes                          NR               13.00       10/01/06       5,050             5,050,000

    18                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Color Spot Nurseries,
 Sr. Sub. Notes                 CCC(a)           10.50%      12/15/07   $   8,000       $     2,880,000
Iron Mountain, Inc.,
 Sr. Sub. Notes                 B2               8.25        7/01/11        4,400             4,147,000
Kindercare Learning Center,
 Inc., Sr. Sub. Notes           B3               9.50        2/15/09       13,355            11,885,950
La Petite Academy, Inc.,
 Sr. Notes                      B3               10.00       5/15/08        2,400             1,272,000
United Rentals, Inc.,
 Sr. Sub. Notes                 B1               8.80        8/15/08        7,330             5,488,338
                                                                                        ---------------
                                                                                             30,723,288
----------------------------------------------------------------------------------------
Paper & Forest Products  1.5%
Asia Pulp & Paper China Group
 Ltd. (China),
 Sr. Disc. Notes                B3               14.00       3/15/10        3,705(d)(i)       1,389,375
Doman Industries Ltd.
 (Canada),
 Sr. Notes                      B1               8.75        3/15/04        8,055(i)          3,544,200
 Sr. Notes Ser. B               B1               9.25        11/15/07       9,875(i)          3,851,250
Graham Packaging
 Holdings Co.,
 Sr. Sub. Notes                 B3               8.75        1/15/08        7,150             4,147,000
 Sr. Disc. Notes,
 Zero Coupon (until 1/15/03)    B(a)             10.75       1/15/09       15,925             6,051,500
Indah Kiat Fin Mauritius Ltd.
 (Indonesia), Gtd. Sr. Notes    B3               10.00       7/01/07       10,000(i)          3,750,000
Radnor Holdings, Inc.,
 Sr. Notes                      B2               10.00       12/01/03       1,500             1,276,875
Repap New Brunswick, Inc.,
 Sr. Sec. Notes                 BBB+(a)          11.50       6/01/04        5,125             5,714,375
Stone Container Corp.
 (Canada)
 Sr. Notes                      B1               10.75       10/01/02       2,455(i)          2,485,688
 Sr. Sub. Deb.                  B3               12.25       4/01/02        2,237(i)          2,259,370

    See Notes to Financial Statements                                     19

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
 Sr. Notes                      B2               11.50%      8/15/06    $   4,870(i)    $     4,967,400
 Sr. Notes                      B2               12.58       8/01/16          200(i)            204,500
                                                                                        ---------------
                                                                                             39,641,533
----------------------------------------------------------------------------------------
Real Estate  1.2%
BF Saul Real Estate
 Investment Trust,
 Sr. Sec'd. Notes               B(a)             9.75        4/01/08       13,000            10,985,000
CB Richards Ellis Svcs.,
 Inc., Sr. Sub. Notes           B1               8.875       6/01/06        8,800             7,821,000
Felcore Lodging LP,
 Sr. Notes                      Ba2              9.50        9/15/08        4,300             4,272,695
Intrawest Corp., Sr. Notes      B1               10.50       2/01/10        7,000             7,000,000
LNR Property Corp.,
 Sr. Sub. Notes, Ser. B         B1               9.375       3/15/08        1,000               900,000
Meditrust, Corp., Notes         B1               7.00        8/15/07        1,150               851,000
                                                                                        ---------------
                                                                                             31,829,695
----------------------------------------------------------------------------------------
Retail  1.6%
Big 5 Holdings Corp.,
 Sr. Notes                      B2               10.875      11/15/07      13,900            12,232,000
 Sr. Disc. Notes,
 Zero Coupon (until 11/30/02)   B2               8.875       11/30/08      10,000             4,300,000
Core-Mark Int'l.,
 Sr. Sub. Notes                 B3               11.375      9/15/03        1,975             1,876,250
Dillards, Inc.,
 Notes                          Baa3             6.125       11/01/03       5,000             3,955,650
 Notes                          Baa3             6.43        8/01/04        7,000(g)          5,456,500
 Notes                          Baa3             6.17        8/01/11        1,000               949,590
French Fragrances, Inc.,
 Sr. Notes, Ser. B              B2               10.375      5/15/07       11,350            10,328,500
 Sr. Notes, Ser. D              B2               10.375      5/15/07        3,550             3,230,500

    20                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Specialty Retailers, Inc.,
 Sr. Notes                      Ca               8.50%       7/15/05    $   4,890(e)    $       244,500
                                                                                        ---------------
                                                                                             42,573,490
----------------------------------------------------------------------------------------
Steel & Metals  2.5%
Great Central Mines Ltd.,
 Sr. Notes                      Ba2              8.875       4/01/08        4,010             3,167,900
International Wire Group,
 Inc., Sr. Sub. Notes           B3               11.75       6/01/05       18,500            18,037,500
Kaiser Aluminum &
 Chemical Corp.,
 Sr. Notes                      B2               9.875       2/15/02        6,060             5,332,800
 Sr. Sub. Notes                 B3               12.75       2/01/03        2,720             1,849,600
LTV Corp., Sr. Notes            Ca               11.75       11/15/09       9,955(e)          1,493,250
Lukens, Inc.,
 Sr. Notes                      B2               7.625       8/01/04        2,250             1,726,538
 Sr. Notes                      B2               6.50        2/01/06        5,000             3,100,000
RMI USA LLC, Sr. Notes          B1               10.00       6/01/09        1,900             1,672,000
Russel Metals, Inc., Sr.
 Notes                          B1               10.00       6/01/09        2,850             2,508,000
Sheffield Steel Corp.,
 First Mtge.                    B(a)             11.50       12/01/05       8,650             4,757,500
Silgan Holdings, Inc.,
 Sr. Sub. Deb.                  B1               9.00        6/01/09       11,365             9,717,075
USEC, Inc., Sr. Notes           Ba1              6.75        1/20/09        5,000             3,843,400
Weirton Steel Corp.,
 Sr. Notes                      B2               11.375      7/01/04          950               389,500
Wheeling Pittsburgh Corp.,
 Sr. Notes                      B3               9.25        11/15/07       9,400(e)            282,000
WHX Corp., Sr. Notes            B3               10.50       4/15/05       12,670             8,488,900
                                                                                        ---------------
                                                                                             66,365,963
----------------------------------------------------------------------------------------
Supermarkets  1.0%
Pantry, Inc., Sr. Sub. Notes    B3               10.25       10/15/07      13,485            12,608,475

    See Notes to Financial Statements                                     21

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Southland Corp., Sr. Sub.
 Deb.                           Baa3             5.00%       12/15/03   $  15,000       $    13,249,800
                                                                                        ---------------
                                                                                             25,858,275
----------------------------------------------------------------------------------------
Technology  0.7%
Comdisco Inc.,
 Sr. Notes                      Baa2             6.00        1/30/02        4,000(g)          3,080,000
 Notes                          Baa2             5.95        4/30/02        5,000             3,850,000
Details Holding Corp.,
 Sr. Disc. Notes,
 Zero Coupon (until 11/15/02)   NR               12.50       11/15/07       1,620             1,263,600
Flextronics Int'l. Ltd.,
 Sr. Sub. Notes                 Ba3              9.875       7/01/10        7,000             6,860,000
MCMS, Inc., Sr. Sub. Notes      B3               9.75        3/01/08        1,000               600,000
Seagate Technology, Int'l.,
 Sr. Sub. Notes 144A            B1               12.50       11/15/07       4,195(g)          3,964,275
                                                                                        ---------------
                                                                                             19,617,875
----------------------------------------------------------------------------------------
Telecommunications  22.1%
360networks, Inc., Sr. Notes    B3               12.00       8/01/09        4,880             3,611,200
Allegiance Telecom, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 2/15/03)    B3               11.75       2/15/08        9,200(g)          5,704,000
 Sr. Notes                      B3               12.875      5/15/08        7,500(d)          7,200,000
Bestel S.A. De CV (Mexico),
 Sr. Disc. Notes,
 Zero Coupon (until 5/15/01)    NR               12.75       5/15/05       11,000(d)(i)       5,500,000
Birch Telecom, Inc., Sr.
 Notes                          NR               14.00       6/15/08        5,000             2,750,000

    22                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Cellnet Data Systems, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 10/1/02)
 (cost $14,757,683; purchased
 9/24/97 and 10/13/97)          NR               14.00%      10/01/07   $  13,069(b)(e) $       104,552
Clearnet Communications,
 Inc., Sr. Disc. Notes
 Zero Coupon (until 5/1/04)     Ba1              10.125      5/01/09        3,105             2,484,000
Comunicacion Cellular S.A.
 (Columbia),
 Sr. Def'd. Bonds,
 Zero Coupon (until 9/29/00)    B3               14.125      3/01/05       22,750(i)         17,745,000
Dobson Communications Corp.,
 Sr. Notes                      B3               10.875      7/01/10       11,555            11,381,675
Echostar Broadband Corp.,
 Sr. Notes                      B3               10.375      10/01/07      24,040(g)         23,679,400
Exodus Communications, Inc.,
 Sr. Notes,                     B(a)             10.75       12/15/09       8,675(g)          7,460,500
 Sr. Notes,
 (cost $34,950,312; purchased
 6/28/00)                       B3               11.625      7/15/10       35,005(b)         32,204,600
Fairpoint Communications,
 Inc., Sr. Sub. Notes           B3               12.50       5/01/10        7,000             6,370,000
Global Crossing Holdings
 Ltd.,
 Sr. Notes                      Ba2              9.125       11/15/06       9,925(g)          9,428,750
 Gtd. Notes                     Ba2              9.625       5/15/08        1,820             1,733,550
 Sr. Notes                      Ba2              9.50        11/15/09      27,865(g)         26,332,425
Global Telesystems, Sr. Notes   NR               10.50       12/01/06      16,000             5,954,879
GST Telecommunications, Inc.,
 Conv. Sr. Disc. Notes,
 Zero Coupon (until 12/15/00)   NR               13.875      12/15/05       2,262(e)            723,840
 Sr. Sub. Notes                 NR               12.75       11/15/07       6,000(e)            300,000

    See Notes to Financial Statements                                     23

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
GT Group Telecom, Inc.,
 (Canada),
 Sr. Disc. Notes,
 Zero Coupon (until 4/15/01)    B(a)             13.25%      2/01/10    $  13,825(d)(i) $     4,562,250
Impsat Corp.,
 Sr. Notes                      B2               12.125      7/15/03        9,870             7,797,300
 Sr. Notes                      B3               12.375      6/15/08       12,000             6,480,000
Insight Midwest,
 Sr. Notes 144A                 B1               10.50       11/01/10       8,000(g)          8,260,000
Intermedia Communications
 of Florida,
 Sr. Disc. Notes,
 Zero Coupon (until 5/15/01)    B2               12.50       5/15/06       22,500            15,750,000
 Sr. Disc. Notes,
 Zero Coupon (until 7/15/02)    B2               11.25       7/15/07        5,075(g)          3,552,500
Intersil Corp., Sr. Notes,
 (cost $4,016,612; purchased
 8/6/99)                        B1               13.25       8/15/09        3,606(b)          4,110,840
KMC Telecom Holdings., Inc.,
 Sr. Notes                      CCC+(a)          13.50       5/15/09        5,675             1,589,000
Level 3 Communications, Inc.,
 Sr. Disc. Notes
 Zero Coupon (until 3/15/05)    B3               12.875      3/15/10       57,250            26,621,250
 Sr. Disc. Notes,
 Zero Coupon (until 12/1/03)    B3               10.50       12/01/08      25,765            13,913,100
 Sr. Notes                      B3               11.00       3/15/08       21,175(g)         18,528,125
 Sr. Notes                      B3               11.25       3/15/10        4,035(g)          3,570,975
McLeodUSA, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 3/01/02)    B1               10.50       3/01/07        3,180             2,671,200
 Sr. Notes                      B1               9.25        7/15/07        9,500             8,645,000
 Sr. Notes                      B1               8.125       2/15/09        2,495(g)          2,158,175
Microcell Telecommunications,
 Sr. Disc. Notes
 Zero Coupon (until 6/01/04)    B3               12.00       6/01/09        7,580             4,945,950

    24                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Millicom Int'l. Cellular,
 Sr. Disc. Notes,
 Zero Coupon (until 12/1/01)    B3               Zero        6/01/06    $  11,210       $     8,799,850
Netia Holdings BV (Poland),
 Gtd. Sr. Disc. Notes,
 Zero Coupon (until 11/1/01)    B2               11.25%      11/01/07      12,500(i)          7,500,000
 Gtd. Sr. Notes                 B2               10.25       11/01/07      10,150(g)(i)       7,105,000
Nextel Communications, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 9/15/02)    B1               10.65       9/15/07       80,735            63,175,138
 Sr. Notes                      B1               9.375       11/15/09      24,195(g)         22,743,300
Nextel Partners, Inc.,
 Sr. Disc. Notes                B3               Zero        2/01/09        3,516             2,338,140
Nextlink Communications,
 Inc.,
 Sr. Disc. Notes
 Zero Coupon (until 12/01/04)   B2               12.125      12/01/09      14,240             6,835,200
 Sr. Notes                      B2               10.75       11/15/08       4,000             3,260,000
 Sr. Notes                      B2               10.75       6/01/09        4,105(g)          3,345,575
 Sr. Notes                      B2               10.50       12/01/09      13,970            11,176,000
Northeast Optic Network,
 Inc., Sr. Notes                NR               12.75       8/15/08       10,415             4,999,200
Pagemart Nationwide, Inc.,
 Sr. Disc. Notes,               B3               15.00       2/01/05       10,210             7,555,400
Price Communications
 Wireless, Sr. Sub. Notes       B2               11.75       7/15/07        3,000             3,180,000
Primus Group
 Telecommunications, Inc.,
 Sr. Notes                      B3               12.75       10/15/09       9,685             2,711,800

    See Notes to Financial Statements                                     25

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
PTC Int'l. Fin. BV (Poland),
 Gtd. Sr. Sub. Disc. Notes,
 Zero Coupon (until 7/1/02)     B2               10.75%      7/01/07    $   8,250       $     5,280,000
RCN Corp., Sr. Notes            B3               10.125      1/15/10        6,020             3,190,600
Rural Cellular Corp.,
 Sr. Sub. Notes                 B3               9.625       5/15/08        3,000             2,730,000
SCG Holding & Semiconductor
 Corp., Sr. Sub. Notes          B2               12.00       8/01/09        7,974(g)          6,797,835
Spectrasite Holdings, Inc.,
 Sr. Disc. Notes                B3               Zero        3/15/10        4,460             2,163,100
Star Choice Communications,
 Sr. Sec'd. Notes               B3               13.00       12/15/05       5,000             5,300,000
Tritel PCS, Inc.,
 Sr. Sub. Disc. Notes,
 Zero Coupon (until 5/15/04)    B3               12.75       5/15/09       14,725            10,013,000
Versatel Telecom BV
 (Netherlands),
 Sr. Notes                      B3               13.25       5/15/08        9,000(d)(i)       5,580,000
 Sr. Notes                      B3               11.875      7/15/09          150(i)             90,000
Voicestream Wireless Corp.,
 Sr. Disc. Notes,
 Zero Coupon (until 11/15/04)   B2               11.875      11/15/09      36,340            26,528,200
 Sr. Notes                      NR               11.50       9/15/09        6,250             6,750,000
 Sr. Notes                      B2               10.375      11/15/09       8,971             9,610,341
WamNet, Inc.,
 Sr. Disc. Notes,
 Zero Coupon (until 3/1/02)     CCC+(a)          13.25       3/01/05        6,000             2,640,000
Williams Communications
 Group, Inc.,
 Sr. Notes                      B2               11.70       8/01/08        1,535             1,212,650
 Sr. Notes                      B2               10.875      10/01/09      31,020            23,109,900
 Sr. Notes                      B2               11.875      8/01/10       16,535            12,814,625
                                                                                        ---------------
                                                                                            582,358,890

    26                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                        Principal
                                Moody's Rating   Interest    Maturity   Amount          Value
Description                     (Unaudited)      Rate        Date       (000)           (Note 1)
------------------------------------------------------------------------------------------------------------
Textiles  0.4%
Cluett American Corp.,
 Sr. Sub. Notes                 B3               10.125%     5/15/08    $   8,250       $     6,270,000
Foamex LP, Sr. Sub. Notes       B3               9.875       6/15/07        8,550             4,702,500
Phillips Van Heusen Corp.,
 Sr. Sub. Notes                 B1               9.50        5/01/08          280               260,400
                                                                                        ---------------
                                                                                             11,232,900
----------------------------------------------------------------------------------------
Transportation/Trucking/Shipping  1.2%
American Commercial Lines,
 Sr. Notes                      B1               10.25       6/30/08       11,665             8,982,050
Continental Airlines, Inc.,
 Sr. Notes                      Ba2              8.00        12/15/05       7,500             7,045,420
Delta Air Lines, Inc., Sr.
 Notes                          Baa3             8.30        12/15/29       6,400             5,504,960
Holt Group, Inc., Sr. Notes     CCC(a)           9.75        1/15/06        8,320(e)            332,800
MRS Logistica S.A. (Brazil),
 Sr. Notes                      B(a)             10.625      8/15/05        1,000(i)            820,000
Stena AB (Sweden), Sr. Notes    Ba3              8.75        6/15/07        5,250             4,147,500
United Air Lines, Inc.          Baa3             9.75        8/15/21        1,185             1,063,632
USAir, Inc.,
 Sr. Notes                      B3               9.625       2/01/01          850               848,581
 Pass-through Certs.            Ba3              10.375      3/01/13        4,340             3,862,600
                                                                                        ---------------
                                                                                             32,607,543
                                                                                        ---------------
Total corporate bonds
 (cost $2,667,344,819)                                                                    2,219,218,602
                                                                                        ---------------
----------------------------------------------------------------------------------------
Soverign Bonds  0.4%
Republic of Brazil
 (cost $9,416,643)              NR               8.00        4/15/14       12,314(i)          9,543,427
                                                                                        ---------------

    See Notes to Financial Statements                                     27

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                                   Value
Description                                                        Shares          (Note 1)
------------------------------------------------------------------------------------------------------
COMMON STOCKS(c)  0.2%
GT Group Telecom, Inc., Class B (Canda) Non Voting                         600     $       4,500
International Wireless Communication                                   386,756(f)         38,676
Peachtree Cable Assn. Ltd.                                              31,559(f)        160,594
Premier Cruise Line                                                    888,704             8,887
Purina Mills, Inc.                                                     408,319         3,904,550
                                                                                   -------------
Total common stocks
 (cost $37,830,694)                                                                    4,117,207
                                                                                   -------------
----------------------------------------------------------------------------------------
PREFERRED STOCKS  6.8%
Adelphia Communications Corp., 13.00%                                   74,000         5,920,000
California Fed. Corp., $9.125                                          922,245        21,153,995
CSC Holdings, Inc.,
 Ser. 1995K-1, $11.125                                                 206,223        21,498,748
 Ser. 1995K-2, $11.125                                                   3,632        39,044,000
 Ser. 1995K-4, $11.75                                                  226,251        23,812,897
Dobson Communications Corp., $13.00                                      5,481         4,659,156
Eagle Picher Holdings, Inc., $11.75                                      1,530         3,396,600
Global Crossing Holdings Ltd., 10.50%                                   28,000         2,324,000
Paxon Communications Corp., Jr., $13.25                                  1,914        17,417,000
Primedia, Inc.,
 $8.625                                                                129,681         9,985,437
 Series D, $10.00                                                       74,455         6,552,040
Rural Cellular Corp., $11.375                                              116            95,120
Sovereign Real Estate Investor 144A                                      7,167         5,805,270
TNP Enterprises, Inc., 14.50% 144A                                      15,761        15,209,606
Viasystems Group, Inc., 8.00%                                          190,235         2,853,529
World Access, Inc.,                                                      4,663           839,268
                                                                                   -------------
Total preferred stocks
 (cost $180,875,375)                                                                 180,566,666
                                                                                   -------------

    28                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                                                   Value
                                                                   Expiration                      (Note
Description                                                        Date            Warrants        1)
--------------------------------------------------------------------------------------------------------
WARRANTS(c)  0.3%
Aladdin Gaming                                       3/1/10             30,000      $          300
Allegiance Telecom, Inc.                             2/3/08             14,200             539,600
American Banknote Corp.                              12/1/02             3,750                   0
Asia Pulp & Paper China Group Ltd. (China)           3/15/05             3,705(d)              926
Bell Technology Group Ltd.                           5/1/05              8,500                  85
Bestel S.A. De CV (Mexico)                           5/15/05            11,000(d)          110,000
Birch Telecom, Inc.                                  6/15/08             5,000              27,500
Cellnet Data Systems, Inc.                           9/15/07                44                 445
Clearnet Communications, Inc.                        9/15/05                66           1,728,870
Comunicacion Cellular S.A. (Colombia)                11/15/03               29                   0
Firstworld Communications, Inc.                      4/15/08             4,075              36,675
GT Group Telecom, Inc. (Canada)                      2/01/10            13,825(d)          601,388
Intelcom Group, Inc.                                 9/15/05               128               1,278
Price Communications Wireless                        8/1/07             17,200           1,032,000
Primus Telecommunications Group                      8/1/04             12,250               1,225
R & B Falcon Corp.                                   5/1/09              4,500           1,800,000
Star Choice Communications                           12/15/05          115,800             984,300
Sterling Chemical Holdings, Inc.                     8/15/08                 5              21,800
TNP Enterprises, Inc.                                4/1/11             15,000              45,000
TVN Entertainment Corp.                              8/1/08              5,615(d)                0
USN Communications, Inc.                             10/15/04           92,500                   1
Versatel Telecom BV (Netherlands)                    5/15/08             9,000(d)          873,000
WamNet, Inc.                                         3/1/05             22,500             270,000
Waste Systems Int'l., Inc.                           1/15/06           165,000               1,650
                                                                                    --------------
Total warrants (cost $532,537)                                                           8,076,043
                                                                                    --------------
                                                                       Units
--------------------------------------------------------------------------------------
COMMON TRUST UNIT(c)  0.5%
PSF Holdings LLC,
 (cost $15,959,020; purchased 5/20/94)                                 951,717(b)(f)     14,275,755
                                                                                    --------------
Total long-term investments
 (cost $2,911,959,088)                                                               2,435,797,700
                                                                                    --------------

    See Notes to Financial Statements                                     29

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                                                         Principal
                                           Interest      Maturity        Amount        Value
Description                                Rate          Date            (000)         (Note 1)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  10.4%
--------------------------------------------------------------------------------------
Commercial Paper(h)  4.4%
American Electric Power Co.                7.90%         1/22/01          $  6,635     $    6,604,424
Bombardier Capital, Inc.                   7.50          2/09/01            20,000         19,837,500
Bombardier Capital, Inc.                   7.52          2/14/01             5,300          5,251,287
Carolina Power & Light                     7.50          1/31/01            12,000         11,925,000
Cox Enterprises, Inc.                      7.80          1/26/01             2,250          2,237,813
Invensys PLC                               7.50          2/09/01            25,509         25,301,739
PHH Corp.                                  7.80          1/31/01            10,000          9,935,000
Philips Petroleum Corp.                    7.40          1/31/01            10,000          9,938,333
Public Service Electric & Gas Co.          7.09          1/03/01            13,000         13,000,000
Sprint Capital Corp.                       7.60          2/12/01            13,145         13,028,448
                                                                                       --------------
Total commercial paper
 (cost $117,059,544)                                                                      117,059,544
                                                                                       --------------
Mutual Fund  6.0%                                                      Shares
----------------------------------------------------------------------------------------
Prudential Core Investment Fund--Taxable
 Money Market Series (Note 3)
 (cost $158,515,572)                     6.68          1/02/01         158,515,572(h)     158,515,572
                                                                                       --------------
Total short-term investments
 (cost $275,575,116)                                                                      275,575,116
                                                                                       --------------
Total Investments  102.7%
 (cost $3,187,534,204; Note 4)                                                          2,711,372,816
Liabilities in excess of other
 assets  (2.7%)                                                                           (72,079,621)
                                                                                       --------------
Net Assets  100%                                                                       $2,639,293,195
                                                                                       --------------
                                                                                       --------------

    30                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

(a) Standard & Poor's Rating.
(b) Indicates a restricted security; the aggregate cost of such securities is $128,354,620. The aggregate value of $96,721,471 is approximately 3.7% of net assets.
(c) Non-income producing securities.
(d) Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
(e) Represents issuer in default on interest payments, non-income producing security.
(f) Fair valued security.
(g) Portion of securities on loan, see Note 4.
(h) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(i) US$--Denominated foreign bonds.
NR--Not rated by Moody's or Standard & Poor's.
LP--Limited Partnership.
LLC--Limited Liability Company.
S.A.-- Sociedade Anonima (Spanish Corporation) or Societe Anonyme (French
      Corporation).

The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     31

       Prudential High Yield Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $3,187,534,204)                      $ 2,711,372,816
Cash                                                                   2,118,825
Interest receivable                                                   59,602,665
Receivable for Fund shares sold                                        3,060,172
Dividends receivable                                                     530,295
Receivable for securities lending                                        271,347
Unrealized appreciation on forward currency contracts                     68,987
Deferred expenses and other assets                                        64,451
                                                                -----------------
      Total assets                                                 2,777,089,558
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              118,939,359
Payable for Fund shares reacquired                                    11,184,031
Dividends payable                                                      2,333,856
Payable for investments purchased                                      1,170,365
Distribution fee payable                                               1,024,753
Management fee payable                                                   985,073
Accrued expenses                                                         983,190
Securities lending rebate payable                                        626,984
Unrealized depreciation on forward currency contracts                    548,752
                                                                -----------------
      Total liabilities                                              137,796,363
                                                                -----------------
NET ASSETS                                                       $ 2,639,293,195
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     4,258,090
   Paid-in capital in excess of par                                3,838,787,089
                                                                -----------------
                                                                   3,843,045,179
   Distributions in excess of net investment income                   (3,161,492)
   Accumulated net realized loss on investments                     (723,953,668)
   Net unrealized depreciation on investments and foreign
      currencies                                                    (476,636,824)
                                                                -----------------
Net assets, December 31, 2000                                    $ 2,639,293,195
                                                                -----------------
                                                                -----------------

    32                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($1,482,143,731 / 238,924,135 shares of common stock
      issued and outstanding)                                              $6.20
   Sales charge (4.00% of offering price)                                    .26
   Maximum offering price to public                                        $6.46
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($1,051,971,465 / 169,909,967 shares of common
      stock issued and outstanding)                                        $6.19
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($67,889,647 /
      10,965,193 shares of common stock issued and
      outstanding)                                                         $6.19
   Sales charge (1.00% of offering price)                                    .06
   Offering price to public                                                $6.25
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($37,288,352 / 6,009,683 shares of common stock
      issued and outstanding)                                              $6.20
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     33

       Prudential High Yield Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                       $ 333,707,713
   Dividends                                                          7,694,676
   Income from securities loaned (net of rebate of
      $8,730,537)                                                       402,825
                                                                -----------------
      Total Income                                                  341,805,214
                                                                -----------------
Expenses
   Management fee                                                    13,598,094
   Distribution fee--Class A                                          3,978,070
   Distribution fee--Class B                                         10,899,161
   Distribution fee--Class C                                            618,285
   Transfer agent's fees and expenses                                 3,991,000
   Reports to shareholders                                              586,000
   Custodian's fees and expenses                                        368,000
   Legal fees and expenses                                              120,000
   Registration fees                                                    110,000
   Directors' fees and expenses                                          70,000
   Audit fee                                                             49,000
   Miscellaneous                                                         18,354
                                                                -----------------
      Total expenses                                                 34,405,964
                                                                -----------------
Net investment income                                               307,399,250
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                         (362,927,944)
   Foreign currency transactions                                      2,664,248
   Options written                                                      215,000
                                                                -----------------
                                                                   (360,048,696)
                                                                -----------------
Net change in unrealized depreciation of:
   Investments                                                     (161,960,219)
   Foreign currencies                                                (1,137,874)
   Options written                                                     (215,000)
                                                                -----------------
                                                                   (163,313,093)
                                                                -----------------
Net loss on investments and foreign currencies                     (523,361,789)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(215,962,539)
                                                                -----------------
                                                                -----------------

    34                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2000                 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $   307,399,250      $   367,935,703
   Net realized loss on investment
      transactions                               (360,048,696)        (178,020,667)
   Net change in unrealized depreciation
      of investments and foreign
      currencies                                 (163,313,093)         (53,587,637)
                                             -----------------    -----------------
   Net decrease in net assets resulting
      from operations                            (215,962,539)         136,327,399
                                             -----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                    (158,368,436)        (162,305,602)
      Class B                                    (136,775,667)        (191,445,987)
      Class C                                      (7,778,597)          (8,404,338)
      Class Z                                      (4,476,550)          (5,779,776)
                                             -----------------    -----------------
                                                 (307,399,250)        (367,935,703)
                                             -----------------    -----------------
   Dividends in excess of net investment
      income
      Class A                                      (1,832,789)          (1,490,144)
      Class B                                      (1,098,377)          (1,757,685)
      Class C                                         (62,996)             (77,161)
      Class Z                                         (71,370)             (53,065)
                                             -----------------    -----------------
                                                   (3,065,532)          (3,378,055)
                                             -----------------    -----------------
   Tax return of capital distributions
      Class A                                      (3,786,435)          (9,305,993)
      Class B                                      (3,270,174)         (10,976,792)
      Class C                                        (185,979)            (481,873)
      Class Z                                        (107,030)            (331,391)
                                             -----------------    -----------------
                                                   (7,349,618)         (21,096,049)
                                             -----------------    -----------------
Fund share transactions (Net of share
   conversions)
   (Note 5)
   Net proceeds from shares sold                  942,745,745        2,944,859,997
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               154,451,509          193,970,292
   Cost of shares reacquired                   (1,691,042,319)      (3,323,984,917)
                                             -----------------    -----------------
   Net decrease in net assets from Fund
      share transactions                         (593,845,065)        (185,154,628)
                                             -----------------    -----------------
Total decrease                                 (1,127,622,004)        (441,237,036)
NET ASSETS
Beginning of period                             3,766,915,199        4,208,152,235
                                             -----------------    -----------------
End of period                                 $ 2,639,293,195      $ 3,766,915,199
                                             -----------------    -----------------
                                             -----------------    -----------------

    See Notes to Financial Statements                                     35

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements

      Prudential High Yield Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Portfolio securities that are actively traded in
the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest and, to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m. New York time.

      The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the Fund at December 31, 2000 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at forward rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income, which is comprised of three elements, stated coupon rate, original issue discount and market discount is recorded on an accrual basis. In March 2000, the Fund changed the account policy for market discount amortization by amortizing discount daily. Prior to March 2000, market discount was recognized on disposition of securities. The cumulative affect of this change was to increase interest income by $3,602,224 and decrease unrealized appreciation on investments by $3,602,224. Net asset value was not impacted by this change. Dividend income is recorded on the ex-dividend date. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to
                                                                          37

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

amortize premiums on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net assets value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

      Federal Income Taxes:    It is the intent of the Fund to continue to meet
the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund declares daily and pays dividends
of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to wash sales.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest, on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the year ended December 31, 2000, PSI has been compensated approximately $175,000.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease distribution in excess of net investment income by $953,398, decrease accumulated net realized loss on investments by $109,488,123 and decrease paid in capital in excess of par by $110,441,521. This was primarily due to a reclass of net foreign currency gains, consent fee income, tax return of capital and the expiration of a portion of the capital loss carryforward for the year ended December 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIMF has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC') a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisor is obligated to keep certain books and records of the Fund. PIFM continues to have
                                                                          39

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisor's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund's average daily net assets in excess of $3 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, B and C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 2000.

      PIMS has advised the Fund that it has received approximately $586,000 and $123,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2000. From these fees, PIMS paid a substantial part of such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2000, it received approximately $3,614,000 and $92,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIMS, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC, ('PMFS'), an affiliate of PIFM and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended December 31, 2000, the Fund incurred fees of approximately $3,169,000 for the services of PMFS. As of December 31, 2000, $237,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PIFM. During the year ended December 31, 2000, the Fund earned income from the Series of approximately $1,017,000 by investing its excess cash and approximately $61,000 from collateral from securities lending.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2000 were $2,100,438,656 and $2,842,251,874, respectively.

      At December 31, 2000, the Fund had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

                                           Value at
         Foreign Currency              Settlement Date        Current        Unrealized
          Sale Contracts                  Receivable           Value        Depreciation
-----------------------------------    ----------------     -----------     -------------
Euro, expiring 1/09/2001                 $  7,090,136       $ 7,638,888       $(548,752)
                                       ----------------     -----------     -------------
                                       ----------------     -----------     -------------
                                           Value at
         Foreign Currency              Settlement Date        Current        Unrealized
        Purchase Contracts                 Payable             Value        Appreciation
-----------------------------------    ----------------     -----------     -------------
Euro, expiring 1/09/2001                 $  1,327,440       $ 1,396,427       $  68,987
                                       ----------------     -----------     -------------
                                       ----------------     -----------     -------------

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in options written during the year ended December 31, 2000, were as follows:

                                                             Number of    Premiums
                                                             Contracts    Received
                                                             ---------    ---------
Options outstanding at
  December 31, 1999.......................................     10,750     $ 215,000
Options expired...........................................    (10,750 )    (215,000)
                                                             ---------    ---------
Options outstanding at
  December 31, 2000.......................................         --     $      --
                                                             ---------    ---------
                                                             ---------    ---------

      The federal income tax basis of the Fund's investments, including short-term investments, as of December 31, 2000 was $3,188,961,091, accordingly, net unrealized depreciation for federal income tax purposes was $477,588,275 (gross unrealized appreciation-$50,479,844; gross unrealized depreciation-$528,068,119).

      For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 2000 of approximately $644,034,116 of which $162,249,596 expires in 2003, $169,718,134 expires in 2007 and $312,066,386 expires in 2008.
In addition, the Fund will elect to treat net capital losses of approximately $78,492,665 and net foreign currency losses of $1,307,400 incurred in the two month period ended December 31, 2000 as having been incurred in the next fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

      As of December 31, 2000, the Fund has securities on loan with an aggregate market value of $114,029,072. The Fund received $118,939,359 in cash, as collateral for securities on loan with which it purchased highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                    Shares           Amount
-----------------------------------------------------   ------------    ---------------
Year ended December 31, 2000:
Shares sold                                               85,511,453    $   584,633,778
Shares issued in reinvestment of dividends                12,488,800         84,995,345
Shares reacquired                                       (138,974,834)      (959,273,623)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                             (40,974,581)      (289,644,500)
Shares issued upon conversion from Class B                42,751,313        291,630,385
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding              1,776,732    $     1,985,885
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 1999:
Shares sold                                              271,460,456    $ 2,090,617,324
Shares issued in reinvestment of dividends and
  distributions                                           12,007,130         92,000,070
Shares reacquired                                       (276,197,826)    (2,130,432,426)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                               7,269,760         52,184,968
Shares issued upon conversion from Class B                16,897,149        128,328,242
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding             24,166,909    $   180,513,210
                                                        ------------    ---------------
                                                        ------------    ---------------
Class B
-----------------------------------------------------
Year ended December 31, 2000:
Shares sold                                               42,485,255    $   293,143,677
Shares issued in reinvestment of dividends                 8,986,239         61,368,320
Shares reacquired                                        (92,346,659)      (636,792,146)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                             (40,875,165)      (282,280,149)
Shares required upon conversion into Class A             (42,860,760)      (291,630,385)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding            (83,735,925)   $  (573,910,534)
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 1999:
Shares sold                                               92,533,010    $   712,091,062
Shares issued in reinvestment of dividends and
  distributions                                           11,958,428         91,619,587
Shares reacquired                                       (137,029,543)    (1,051,143,533)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversion                                             (32,538,105)      (247,432,884)
Shares reacquired upon conversion into Class A           (16,936,033)      (128,328,242)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding            (49,474,138)   $  (375,761,126)
                                                        ------------    ---------------
                                                        ------------    ---------------

                                                                          43

       Prudential High Yield Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                    Shares           Amount
-----------------------------------------------------   ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                3,938,528    $    27,133,410
Shares issued in reinvestment of dividends                   587,992          4,001,920
Shares reacquired                                         (6,917,950)       (47,600,567)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding             (2,391,430)   $   (16,465,237)
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 1999:
Shares sold                                                9,197,134    $    70,833,321
Shares issued in reinvestment of dividends and
  distributions                                              640,878          4,895,941
Shares reacquired                                         (7,131,689)       (54,661,514)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding              2,706,323    $    21,067,748
                                                        ------------    ---------------
                                                        ------------    ---------------
Class Z
-----------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                5,492,566    $    37,834,880
Shares issued in reinvestment of dividends                   599,533          4,085,924
Shares reacquired                                         (6,895,658)       (47,375,983)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding               (803,559)   $    (5,455,179)
                                                        ------------    ---------------
                                                        ------------    ---------------
Year ended December 31, 1999:
Shares sold
Shares sold                                                9,225,121    $    71,318,290
Shares issued in reinvestment of dividends and
  distributions                                              710,369          5,454,694
Shares reacquired                                        (11,376,862)       (87,747,444)
                                                        ------------    ---------------
Net increase (decrease) in shares outstanding             (1,441,372)   $   (10,974,460)
                                                        ------------    ---------------
                                                        ------------    ---------------

       Prudential High Yield Fund, Inc.
 Financial
                            Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential High Yield Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $      7.38
                                                                -----------------
Income from investment operations
Net investment income                                                      .69(b)
Net realized and unrealized gain (loss) on investments                   (1.17)
                                                                -----------------
      Total from investment operations                                    (.48)
                                                                -----------------
Less distributions
Dividends from net investment income                                      (.69)
Distributions in excess of net investment income                            --(c)
Tax return of capital distributions                                       (.01)
                                                                -----------------   ---
      Total distributions                                                 (.70)
                                                                -----------------
Net asset value, end of year                                       $      6.20
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          (6.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 1,482,144
Average net assets (000)                                           $ 1,591,228
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                 .85%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .60%
   Net investment income                                                  9.95%
For Classes A, B, C and Z shares:
   Portfolio turnover rate                                                  71%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Less than $.005 per share.
    46                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                   Class A
------------------------------------------------------------------------------
                           Year Ended December 31,
------------------------------------------------------------------------------
      1999                1998                 1997                 1996
------------------------------------------------------------------------------
   $     7.88          $     8.65           $     8.39           $     8.19
----------------    ----------------     ----------------     ----------------
          .71                 .76                  .73                  .75
         (.45)               (.76)                 .30                  .22
----------------    ----------------     ----------------     ----------------
          .26                  --                 1.03                  .97
----------------    ----------------     ----------------     ----------------
         (.71)               (.76)                (.73)                (.75)
         (.01)               (.01)                (.04)                (.02)
         (.04)                 --                   --                   --
----------------    ----------------     ----------------     ----------------
         (.76)               (.77)                (.77)                (.77)
----------------    ----------------     ----------------     ----------------
   $     7.38          $     7.88           $     8.65           $     8.39
----------------    ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------
         3.38%              (0.13)%              12.81%               12.60%
   $1,750,618          $1,677,605           $1,730,473           $1,564,429
   $1,746,123          $1,712,531           $1,635,480           $1,385,143
          .80%                .67%                 .69%                 .72%
          .55%                .52%                 .54%                 .57%
         9.30%               9.04%                8.59%                9.20%
           70%                103%                 113%                  89%

    See Notes to Financial Statements                                     47

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $      7.36
                                                                -----------------
Income from investment operations
Net investment income                                                      .65(b)
Net realized and unrealized gain (loss) on investments                   (1.16)
                                                                -----------------
      Total from investment operations                                    (.51)
                                                                -----------------
Less distributions
Dividends from net investment income                                      (.65)
Distributions in excess of net investment income                            --(c)
Tax return of capital distributions                                       (.01)
                                                                -----------------
      Total distributions                                                 (.66)
                                                                -----------------
Net asset value, end of year                                       $      6.19
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          (7.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 1,051,971
Average net assets (000)                                           $ 1,453,221
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.35%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .60%
   Net investment income                                                  9.41%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Less than $.005 per share.
    48                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                   Class B
------------------------------------------------------------------------------
                           Year Ended December 31,
------------------------------------------------------------------------------------
      1999                1998                 1997                 1996
------------------------------------------------------------------------------
   $     7.86          $     8.63           $     8.38           $     8.18
----------------    ----------------     ----------------     ----------------
          .67                 .71                  .68                  .71
         (.45)               (.76)                 .29                  .22
----------------    ----------------     ----------------     ----------------
          .22                (.05)                 .97                  .93
----------------    ----------------     ----------------     ----------------
         (.66)               (.71)                (.68)                (.71)
         (.02)               (.01)                (.04)                (.02)
         (.04)                 --                   --                   --
----------------    ----------------     ----------------     ----------------
         (.72)               (.72)                (.72)                (.73)
----------------    ----------------     ----------------     ----------------
   $     7.36          $     7.86           $     8.63           $     8.38
----------------    ----------------     ----------------     ----------------
----------------    ----------------     ----------------     ----------------
         2.86%               (.70)%              12.07%               11.97%
   $1,867,620          $2,381,793           $2,640,491           $2,596,207
   $2,180,904          $2,557,252           $2,589,122           $2,652,883
         1.30%               1.27%                1.29%                1.32%
          .55%                .52%                 .54%                 .57%
         8.78%               8.41%                7.99%                8.62%

    See Notes to Financial Statements                                     49

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  7.36
                                                                    --------
Income from investment operations
Net investment income                                                    .65(b)
Net realized and unrealized gain (loss) on investments                 (1.16)
                                                                    --------
      Total from investment operations                                  (.51)
                                                                    --------
Less distributions
Dividends from net investment income                                    (.65)
Distributions in excess of net investment income                          --(c)
Tax return of capital distributions                                     (.01)
                                                                    --------
      Total distributions                                               (.66)
                                                                    --------
Net asset value, end of year                                         $  6.19
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        (7.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $67,890
Average net assets (000)                                             $82,438
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.35%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .60%
   Net investment income                                                9.44%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Less than $.005 per share.
    50                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                   Class C
------------------------------------------------------------------------------
                           Year Ended December 31,
------------------------------------------------------------------------------
      1999                1998                 1997                 1996
------------------------------------------------------------------------------
    $   7.86            $   8.63             $   8.38             $   8.18
    --------            --------             --------             --------
         .67                 .71                  .68                  .71
        (.45)               (.76)                 .29                  .22
    --------            --------             --------             --------
         .22                (.05)                 .97                  .93
    --------            --------             --------             --------
        (.67)               (.71)                (.68)                (.71)
        (.01)               (.01)                (.04)                (.02)
        (.04)                 --                   --                   --
    --------            --------             --------             --------
        (.72)               (.72)                (.72)                (.73)
    --------            --------             --------             --------
    $   7.36            $   7.86             $   8.63             $   8.38
    --------            --------             --------             --------
    --------            --------             --------             --------
        2.86%              (0.70)%              12.07%               11.97%
    $ 98,347            $ 83,687             $ 55,879             $ 43,374
    $ 95,443            $ 67,296             $ 45,032             $ 28,647
        1.30%               1.27%                1.29%                1.32%
         .55%                .52%                 .54%                 .57%
        8.81%               8.49%                7.99%                8.60%

    See Notes to Financial Statements                                     51

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $  7.39
                                                                    --------
Income from investment operations
Net investment income                                                    .70(d)
Net realized and unrealized gain (loss) on investments                 (1.17)
                                                                    --------
      Total from investment operations                                  (.47)
                                                                    --------
Less distributions
Dividends from net investment income                                    (.70)
Distributions in excess of net investment income                        (.01)
Tax return of capital distributions                                     (.01)
                                                                    --------
      Total distributions                                               (.72)
                                                                    --------
Net asset value, end of year                                         $  6.20
                                                                    --------
                                                                    --------
TOTAL RETURN(a)                                                        (6.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $37,288
Average net assets (000)                                             $43,997
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               .60%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .60%
   Net investment income                                               10.17%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
(d) Calculated based upon weighted average shares outstanding during the year.
    52                                     See Notes to Financial Statements

       Prudential High Yield Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                                               March 1, 1996(c)
                 Year Ended December 31,                           Through
----------------------------------------------------------       December 31,
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   7.88             $   8.65             $   8.39             $   8.34
    --------             --------             --------             --------
         .73                  .76                  .74                  .63
        (.44)                (.75)                 .30                  .07
    --------             --------             --------             --------
         .29                  .01                 1.04                  .70
    --------             --------             --------             --------
        (.73)                (.76)                (.74)                (.63)
        (.01)                (.02)                (.04)                (.02)
        (.04)                  --                   --                   --
    --------             --------             --------             --------
        (.78)                (.78)                (.78)                (.65)
    --------             --------             --------             --------
    $   7.39             $   7.88             $   8.65             $   8.39
    --------             --------             --------             --------
    --------             --------             --------             --------
        3.79%                0.00%               12.96%                8.77%
    $ 50,330             $ 65,068             $ 41,625             $ 31,748
    $ 60,652             $ 57,453             $ 35,808             $ 28,978
         .55%                 .52%                 .54%                  57%(b)
         .55%                 .52%                 .54%                 .57%(b)
        9.53%                9.23%                8.74%                9.31%(b)

    See Notes to Financial Statements                                     53

       Prudential High Yield Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 23, 2001

       Prudential High Yield Fund, Inc.
             Federal Income Tax Information (Unaudited)

      During the fiscal year ended December 31, 2000, the Fund paid ordinary income dividends per share totalling $0.69, $0.65, $0.65 and $0.71 for Class A, B, C and Z shares, respectively. In addition, the Fund paid dividends of $0.01 per share in return of capital for each class of shares during the fiscal year ended December 31, 2000. Accordingly, we wish to advise you that 2.49% of the dividends paid qualified for the corporate dividend received deduction available to corporate taxpayers.
                                                                          55

Prudential High Yield Fund, Inc.
Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com     (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential High Yield Fund, Inc.
Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge    -10.60%      3.23%         9.49%         7.67%
Without Sales Charge -6.88%       4.08%         9.94%         8.08%

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential High Yield Fund, Inc.
(Class A shares) with a similar investment in the Lehman
Brothers High Yield Bond Index (the Index) by portraying the initial account values at the beginning of the ten-year period for Class A shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1990 for Class A shares.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The Index is an unmanaged index of noninvestment-grade debt securities with at least one year remaining to maturity. The
Index gives a broad look at how high-yield (junk) bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com           (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -12.28%      3.34%        9.30%           8.61%
Without Sales Charge   -7.28%      3.51%        9.30%           8.61%

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential High Yield Fund, Inc.
(Class B shares) with a similar investment in the Lehman
Brothers High Yield Bond Index (the Index) by portraying the initial account values at the beginning of the ten-year period for Class B shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph.
The Index is an unmanaged index of noninvestment-grade debt securities with at least one year remaining to maturity. The
Index gives a broad look at how high-yield (junk) bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential High Yield Fund, Inc.

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      -9.21%      3.30%         N/A           5.04%
Without Sales Charge   -7.28%      3.51%         N/A           5.21%

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential High Yield
Fund, Inc. (Class C shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2000; (c) all recurring fees (including management fees) were deducted;
and (d) all dividends and distributions were reinvested.
The Index is an unmanaged index of noninvestment-grade debt securities with at least one year remaining to maturity. The
Index gives a broad look at how high-yield (junk) bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com             (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -6.58%        N/A         N/A           3.69%
Without Sales Charge  -6.58%        N/A         N/A           3.69%

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential High Yield
Fund, Inc. (Class Z shares) with a similar investment in the Lehman Brothers High Yield Bond Index (the Index) by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis, beginning in 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Index is an unmanaged index of noninvestment-grade debt securities with at least one year remaining to maturity. The Index gives a broad look at how high-yield (junk) bonds have performed. The Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund's portfolio. The Index is not the only one that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols   NASDAQ    CUSIP
     Class A   PBHAX   74435F106
     Class B   PBHYX   74435F205
     Class C   PBHCX   74435F304
     Class Z   PHYZX   74435F403

MF110E

(ICON)  Printed on Recycled Paper